UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT

              PURSUANT TO SECTION 13 OR 15(D) OF THE
                 SECURITIES EXCHANGE ACT OF 1934
                       ___________________


Date of Report (date of earliest event reported):
November 6, 1995


        NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION
      (Exact name of Registrant as specified in its charter)


                             Delaware
          (State or other jurisdiction of incorporation)


File #1-4146-1                                         51-0337491
(Commission File Number)     (I.R.S. Employer Identification No.)


2850 West Golf Road Rolling Meadows, Illinois               60008
(Address of principal executive offices)               (Zip Code)



 Registrant's telephone number, including area code: 847-734-4275

             INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.  Other Matters.

     (a) On November 6, 1996, the Registrant, a wholly owned subsidiary of Navistar Financial Corporation ("NFC"), purchased a pool of retail instalment sale contracts for, and retail loans evidenced by notes secured by, medium and heavy-duty trucks, buses and trailers with an aggregate outstanding principal balance as of October 1, 1996 of $486,507,362.75 (collectively, the "Receivables") from NFC for a purchase price equal to the principal balance of the Receivables as of October 1, 1995. The Registrant paid a portion of the purchase price from the net cash proceeds of the issuance of the Securities (as described below) and paid the remainder with an intercompany advance from NFC.

     The Registrant immediately transferred the Receivables to the Navistar Financial 1996-B Owner Trust (the "Trust"). The Trust issued publicly three classes of notes (the "Notes") and one class of certificates (the "Class B Certificates") and issued privately one class of certificates (the "Class C Certificates" and, together with the Notes and the Class B Certificates, the "Securities") backed by the Receivables. The net cash proceeds of the issuance of the Securities were $484,974,311.09, which, together with a Class C Certificate with an initial certificate balance of $317,362.75, were transferred to the Registrant. A portion of the net cash proceeds were used to pay approximately $450,000 of transaction fees and expenses and to fund a $12,162,684.06 deposit into a reserve account as credit support for the Receivables. The balance of the net cash proceeds were paid to NFC as part of the purchase price for the Receivables.


Item 7.  Financial Statements and Exhibits.

         (c)   Exhibits:

               See attached Exhibit Index.
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                            SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   NAVISTAR FINANCIAL RETAIL
                                   RECEIVABLES CORPORATION

Date: December 16, 1996            By: /s/ R. Wayne Cain

                                   Name:  R. Wayne Cain
                                   Title: Vice President

                          EXHIBIT INDEX



Exhibit No.         Description


1.1 Underwriting Agreement between the Registrant, NFC and Chase Securities Inc., as Representative of the several Underwriters named on Schedule I thereto, dated October 23, 1996


1.2            Certificate Purchase Agreement between the
               Registrant, NFC and Chase Securities Inc., dated
               October 23, 1996


4.1 Indenture between the Trust and Indenture Trustee, dated November 6, 1996


4.2 Trust Agreement between the Registrant and the Owner Trustee, dated November 6, 1996


10.1 Purchase Agreement between NFC and Registrant, dated November 6, 1996


10.2           Pooling and Servicing Agreement between the
               Registrant, NFC and the Trust, dated November 6,
               1996


10.3 Custodian Agreement between NFC, as Custodian, and the Registrant, dated November 6, 1996


10.4           Administration Agreement among NFC (the
               "Administrator"), the Trust and the Indenture
               Trustee, dated November 6, 1996